EXHIBIT D

                     FORM OF NOTICE OF WITHDRAWAL OF TENDER

        (To be provided only to members that call and request the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                             Regarding Interests in

                      ADVANTAGE ADVISERS TROON FUND, L.L.C.

                   Tendered Pursuant to the Offer to Purchase
                             Dated November 21, 2003


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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
             RECEIVED BY THE FUND BY, 12:00 MIDNIGHT, EASTERN TIME,
           ON FRIDAY, DECEMBER 19, 2003, UNLESS THE OFFER IS EXTENDED.

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        COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN BY MAIL OR FAX TO:

                                    PFPC Inc.
                                  P.O. Box 249
                               Claymont, DE 19703
                              Attn: Angela C. Carn

                               Fax: (302) 791-3105
                                    (302) 793-8132

                           For additional information:
                     Phone: (888) 697-9661 or (866) 306-0232







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Advantage Advisers Troon Fund, L.L.C.


Ladies and Gentlemen:

              The undersigned wishes to withdraw the tender of its limited liability company interest in Advantage Advisers Troon Fund, L.L.C. (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

This tender was in the amount of:

              [ ]   Entire limited liability company interest.

              [ ] Portion of limited liability company interest expressed as a specific dollar value.

                                      $ _______________

              [ ] Portion of limited liability company interest in excess of the Required Minimum Balance.

              The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S).

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
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FOR INDIVIDUAL INVESTORS                       FOR OTHER INVESTORS:
AND JOINT TENANTS:


--------------------------------------------   -------------------------------------------
Signature                                      Print Name of Investor
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
 ON SUBSCRIPTION AGREEMENT)


--------------------------------------------   -------------------------------------------
Print Name of Investor                         Signature
                                               (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                ON SUBSCRIPTION AGREEMENT)


--------------------------------------------   -------------------------------------------
Joint Tenant Signature if necessary            Print Name of Signatory and Title
(SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
 ON SUBSCRIPTION AGREEMENT)


--------------------------------------------   -------------------------------------------
Print Name of Joint Tenant                     Co-signatory if necessary
                                               (SIGNATURE OF OWNER(S) EXACTLY AS APPEARED
                                                ON SUBSCRIPTION AGREEMENT)


                                               -------------------------------------------
                                               Print Name and Title of Co-signatory

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Date:
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